Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Fourth Amendment”) is made effective as of the 19th day of May, 2003, between MOVIE GALLERY, INC., a Delaware corporation (the “Borrower”), and SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”).  Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2001, among Borrower, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available to Borrower, subject to the terms and conditions thereof, (i) the Revolving Loan in the initial principal amount of up to Sixty-Five Million and 00/100 Dollars ($65,000,000.00), and (ii) the Swing Line Loan of up to Five Million and 00/100 Dollars ($5,000,000.00); and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of September 25, 2001 (the “First Amendment”), the Credit Agreement was amended in order to amend Section 8.8 of the Credit Agreement, pertaining to Hedge Agreements; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of January 14, 2002 (the “Second Amendment”), the Credit Agreement was amended in order to amend the definition of “Permitted Acquisition”; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of August 15, 2002 (the “Third Amendment”), the Credit Agreement was amended in order to, among other things, (i) allow for certain additional Permitted Acquisitions, (ii) amend the definition of “Equity Issuance” to not require a mandatory prepayment in connection with the issuance of 3,900,000 shares of common stock on May 17, 2002, for public offering at a price of $18.25 per share, and (iii) remove the step-down provision from the definition of “Revolving Loan Amount” (the Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Agent and Borrower have agreed to amend the Credit Agreement, as amended, in order to, among other things, (i) extend the Revolving Loan Maturity Date from July 4, 2004 until July 4, 2005, (ii) amend the Applicable Margin, (iii) amend the Unused Fee, (iv) add five additional Guarantors, (v) amend the requirement regarding the prepayment of the Loans in connection with the Net Cash Proceeds from Asset Dispositions, (vi) delete the requirement that Borrower enter into Hedge Agreements, and (vii) amend certain of the financial covenants, all as hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1.                                       The Credit Agreement, as amended, is hereby amended by adding the following capitalized terms as defined terms in Article I:

“Movie Gallery Asset Management” means Movie Gallery Asset Management, Inc., a Delaware corporation.

“M.G. Texas” means M.G. Texas, L.P., a Delaware limited partnership.

“M.G.A. Realty” means M.G.A. Realty I, LLC, a Delaware limited liability company.

“Movie Gallery Licensing” means Movie Gallery Licensing, Inc., a Delaware corporation.

“Movie Gallery Services” means Movie Gallery Services, Inc., a Delaware corporation.

“Pledge Agreement - M.G.A.” means that certain Pledge Agreement dated as of May 19, 2003, made by M.G.A. in favor of Agent, as amended, modified or supplemented from time to time.

“Pledge Agreement - M.G. Midwest” means that certain Pledge Agreement dated as of May 19, 2003, made by M.G. Midwest in favor of Agent, as amended, modified or supplemented from time to time.

“Pledge Agreement - Movie Gallery Finance” means that certain Pledge Agreement dated as of May 19, 2003, made by Movie Gallery Finance in favor of Agent, as amended, modified or supplemented from time to time.

2.                                       The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Applicable Margin”, “Fixed Charge Coverage”, “Guarantors”, “Revolving Loan Maturity Date”, “Security Documents”, and “Unused Fee” in their entirety, and by substituting the following new definitions, respectively, in lieu thereof:

“Applicable Margin” means a percentage based on the Leverage Ratio, as follows:

Leverage Ratio	Applicable Margin Base Rate Borrowings	Applicable Margin LIBOR Rate Borrowings
Greater than or equal to 1.5 to 1.0, but less than 2.0 to 1.0	0.75%	2.5%

Greater than or equal to 1.0 to 1.0, but less than 1.5 to 1.0	0.5%	2.25%

Greater than or equal to 0.75 to 1.0, but less than 1.0 to 1.0	0.0%	2.0%

Less than 0.75 to 1.0	0.0%	1.75%

“Fixed Charge Coverage” means the ratio of (i) Operating Cash Flow plus Lease Expense, to (ii) Interest Expense, plus Lease Expense, plus Income Tax Expense (but only to the extent paid), plus principal payments in respect of Funded Debt scheduled or otherwise required to have been made, plus dividends paid during any applicable period by any Borrower Party to any Person other than another Borrower Party.

“Guarantors” means M.G.A., MovieGallery.com, Movie Gallery Finance, M.G. Midwest, Movie Gallery Canada, Movie Gallery Asset Management, M.G. Texas, M.G.A. Realty, Movie Gallery Licensing, Movie Gallery Services, and each other Person who becomes a Guarantor under this Agreement.

“Revolving Loan Maturity Date” means July 4, 2005, or if earlier, the occurrence of an Event of Default.

“Security Documents” means the Pledge Agreement, the Pledge Agreement - M.G.A., the Pledge Agreement - M.G. Midwest, the Pledge Agreement - Movie Gallery Finance, and all other pledge or security agreements or instruments executed and delivered by Borrower or any of its Subsidiaries pursuant to Section 8.10 or otherwise in connection with the transactions contemplated hereby, in each case as amended, modified or supplemented from time to time.

“Unused Fee” means the fee payable by Borrower to Agent for the account of each Lender on each Quarter-End, as determined by Agent as of such Quarter-End in an amount equal to the product of (A) the daily average of such Lender’s Unused Revolving Loan Commitment outstanding on each day during such quarter, multiplied by (B) a percentage based on the Leverage Ratio as follows:

Leverage Ratio	Unused Fee

Greater than or equal to 1.0 to 1.0	0.375%

Less than 1.0 to 1.0	0.25%

3.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 5.3(D) in its entirety, and by substituting in lieu thereof the following new Section 5.3(D):

(D)                               Not later than 180 days after its receipt thereof, Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from any Asset Disposition (less any amounts theretofore expended to acquire assets or properties or otherwise reinvested in its businesses) and will deliver to Agent, concurrently with such prepayment, a certificate signed by its chief financial officer in form and substance satisfactory to the Agent and setting forth the calculation of such Net Cash Proceeds; provided, however, that such prepayment shall only be required to the extent the aggregate amount of Net Cash Proceeds from all such Asset Dispositions made from and after the Closing Date (less any amounts theretofore expended to acquire assets or properties or otherwise reinvested) exceeds $3,000,000.00. Notwithstanding the foregoing, nothing in this subsection (D) shall be deemed to permit any Asset Disposition not expressly permitted under Section 10.4.

4.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 8.8 in its entirety.

5.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 9.4 in its entirety, and by substituting in lieu thereof the following new Section 9.4:

9.4                                 Net Worth.  Borrower will not permit Net Worth as of any Quarter-End, beginning with the Quarter-End of January 5, 2003, to be less than the sum of (i) $175,000,000, plus (ii) 75% of the aggregate of Net Income for each fiscal quarter beginning with the Quarter-End of October 6, 2002 (provided that Net Income for any fiscal quarter shall be taken into account for purposes of this calculation only if positive), plus (iii) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of Borrower and its Subsidiaries, resulting from the issuance of Equity Interests (including Equity Interests issued pursuant to the exercise of options, rights or warrants or pursuant to the conversion of convertible Equity Interests) or other capital investments after July 7, 2002 (provided that nothing in this section shall be deemed to permit any stock repurchases not expressly permitted under Section 10.6(A)(3)), less (iv) 100% of the aggregate amount paid or payable with respect to any purchase, redemption, retirement or other acquisition of shares of its capital stock;

provided, however, that in all events, Borrower will not permit Net Worth as of any Quarter-End to be less than $187,000,000 plus (ii) 75% of the aggregate of Net Income for each fiscal quarter beginning with the Quarter-End of October 6, 2002 (provided that Net Income for any fiscal quarter shall be taken into account for purposes of this calculation only if positive).

6.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 10.6(A)(1) in its entirety, and by substituting in lieu thereof the following new Section 10.6(A)(1):

(1)                                  Borrower may declare and make dividend payments or other distributions to its owners, to the extent not prohibited under applicable Requirements of Law, so long as no Default or Event of Default would exist immediately after giving effect thereto;

7.                                       As a condition to the effectiveness of this Fourth Amendment (a) Borrower shall have executed and delivered to Agent, or caused to be executed and delivered to Agent, a Second Amendment to Pledge Agreement, the Pledge Agreement - M.G.A., the Pledge Agreement - M.G. Midwest, the Pledge Agreement - Movie Gallery Finance, and a Joinder Agreement (Guaranty), together with all stock certificates and other items required by Agent in connection therewith; (b) Borrower shall pay to Lender Parties an extension fee in the amount of $97,500.00; (c) Borrower shall reimburse the Lender Parties for all of the Lender Parties’ fees and expenses, including, but not limited to, any and all filing fees, recording fees, and reasonable expenses and fees of the Lender Parties’ legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Fourth Amendment, the Credit Agreement, as amended, and any and all documents executed and delivered in connection herewith or therewith; (d) Borrower shall execute and deliver to Agent all further documents and perform all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (e) Borrower shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Fourth Amendment, and all other documents and instruments executed by Borrower in connection with this Fourth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

8.                                       Borrower represents and warrants to Agent that all representations and warranties given by Borrower in Article VII of the Credit Agreement, as amended, are true and correct as of the date hereof, except to the extent affected by this Fourth Amendment.  Borrower represents and warrants to Agent that Borrower is in full compliance with all of the covenants of Borrower contained in Articles VIII, IX and X of the Credit Agreement, as amended, except to the extent affected by this Fourth Amendment.

9.                                       Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Fourth Amendment (in which case the terms and conditions of this Fourth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

10.                                 The undersigned Guarantors execute this Fourth Amendment to expressly evidence their assent to all the terms of the Credit Agreement, as amended, and this Fourth Amendment, and to further acknowledge and agree that the Guaranty remains in full force and effect and that the “Guaranteed Obligations” under the Guaranty shall include, without limitation, all obligations of Borrower under the Credit Agreement, as amended, and as amended by this Fourth Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year first above written.

BORROWER:

MOVIE GALLERY, INC.

By:	/s/ S. Page Todd
Its:	Executive Vice President

GUARANTORS:

M.G.A., INC.

By:	/s/ S. Page Todd
Its:	Executive Vice President

MOVIEGALLERY.COM, INC.

By:	/s/ S. Page Todd
Its:	Executive Vice President

MOVIE GALLERY FINANCE, INC.

By:	/s/ S. Page Todd
Its:	Vice President

M.G. MIDWEST, INC.

By:	/s/ S. Page Todd
Its:	Executive Vice President

MOVIE GALLERY CANADA, INC.

By:	/s/ S. Page Todd
Its:	Executive Vice President

MOVIE GALLERY ASSET MANAGEMENT, INC.

By:	/s/ S. Page Todd
Its:	President

M.G. TEXAS, L.P.

By:	M.G.A., INC., its General Partner

	By:	/s/ S. Page Todd
	Its:	Executive Vice President

M.G.A. REALTY I, LLC

By:	M.G. MIDWEST, INC., its Sole Member

	By:	/s/ S. Page Todd
	Its:	Executive Vice President

MOVIE GALLERY LICENSING, INC.

By:		/s/ S. Page Todd
Its:		Vice President

MOVIE GALLERY SERVICES, INC.

By:	/s/ S. Page Todd
Its:		Executive Vice President

AGENT:

SOUTHTRUST BANK, as Agent

By:		W. Spencer Ragland
Its:	Vice President

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of Movie Gallery, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of M.G.A., Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of Moviegallery.com, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Vice President of Movie Gallery Finance, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of M.G. Midwest, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of Movie Gallery Canada, Inc., a New Brunswick (Canada) corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as President of Movie Gallery Asset Management, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of M.G.A., Inc., a Delaware corporation,

as General Partner of M.G. Texas, L.P., a Delaware limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation in its capacity as General Partner as aforesaid.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of M.G. Midwest, Inc., a Delaware corporation, as the sole Member of M.G.A. Realty I, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation in its capacity as sole Member as aforesaid.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Vice President of Movie Gallery Licensing, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as Executive Vice President of Movie Gallery Services, Inc., a

Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 19th day of May, 2003.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that W. Spencer Ragland, whose name as Vice President of SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal, this the 23rd day of June, 2003.

[SEAL]
/s/ Elizabeth Corrigan
Notary Public
My Commission Expires:	January 10, 2005